U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 Amendment No. 1

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 19, 1998


                              GILMAN & CIOCIA, INC.
                              ---------------------
                 (Name of small business issuer in its charter)

      Delaware                      000-22996                 11-2587324
      --------                      ---------                 ----------
(State or jurisdiction             Commission             (I.R.S.Employer
of incorporation or                file                    Identification
organization)                      number                  No.)


475 Northern Boulevard, Great Neck, NY               11021
--------------------------------------               -----
(Address of principal executive offices)             (Zip Code)


                                 (516) 482-4860
                                 --------------
                (Issuer's Telephone Number, Including Area Code)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (a)  The following financial statements are included.

              North Shore Capital Management Corp. (North Shore) and North Ridge Securities Corp. (North Ridge) Unaudited Combined Balance Sheet as of September 30, 1998

              North Shore and North Ridge Unaudited Combined Statement of Income and Retained Earnings for three months ended September 30, 1998

              North Shore and North Ridge Unaudited Combined Statement of Cash Flows for three months ended September 30, 1998

              North Shore and North Ridge Notes to Unaudited Combined Financial Statements for three months ended September 30, 1998

              North Shore and North Ridge Audited Combined Balance Sheet as of June 30, 1998 and 1997

              North Shore and North Ridge Audited Combined Statements of Income and Retained Earnings for fiscal years ended June 30, 1998 and 1997

              North Shore and North Ridge Audited Combined Statements of Cash Flows for fiscal years ended June 30, 1998 and 1997

              North Shore and North Ridge Notes to Audited Combined Financial Statements for fiscal years ended June 30, 1998 and 1997

         (b) The following pro forma financial information is included in this Form 8-K.


              Gilman & Ciocia, Inc. & Subsidiaries and North Shore and North Ridge Pro Forma Consolidated Balance Sheet as of September
              30, 1998

              Gilman & Ciocia, Inc. & Subsidiaries and North Shore and North Ridge Pro Forma Consolidated Statement of Income and Retained Earnings for year ended June 30, 1998

              Gilman & Ciocia, Inc. & Subsidiaries and North Shore and North Ridge Pro Forma Consolidated Statement of Operations for three months ended September 30, 1998

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: February 2, 1999

                                            GILMAN & CIOCIA, INC.

                                            By: /s/ James Ciocia
                                               --------------------------------
                                               James Ciocia
                                               President (authorized signatory)

                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

    1* Stock Purchase Agreement dated November 19, 1998, by and among Gilman & Ciocia, Inc., Daniel R. Levy, and Joseph Clinard.

    2* Non-competition Agreement dated as of November 19, 1998 by and among Daniel R. Levy, Joseph Clinard, and Gilman & Ciocia, Inc.

    3*         Employment Agreement dated as of November 19, 1998 between Daniel
               R. Levy, and North Shore Capital Management Corp., and North Ridge Securities Corp.

    4* Stock Option Agreement dated as of the 19th day of November, 1998 between Gilman & Ciocia, Inc., and Daniel R. Levy.

    5* Consulting Agreement dated as of November 19, 1998 between Joseph Clinard, and North Ridge Securities Corp.

    6          Consent of Lawrence B. Goodman & Co., PA

*Previously filed with original Form 8-K.

                      NORTH SHORE CAPITAL MANAGEMENT CORP.

                                       AND

                       NORTH RIDGE SECURITIES CORPORATION

                          COMBINED FINANCIAL STATEMENTS

                               SEPTEMBER 30, 1998

                                   (UNAUDITED)

To The Board of Directors of
North Shore Capital Management Corp. and
North Ridge Securities Corp.
1895 Walt Whitman Road
Melville, New York 11747-3031

We have compiled the accompanying combined balance sheet of North Shore Capital Management Corp. and North Ridge Securities Corp., as of September 30, 1998, and the related combined statements of income and retained earnings, and cash flows for the three months then ended, in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting, in the form of financial statements, information that is the representation of management. We have not audited or reviewed the accompanying financial statements, and accordingly do not express an opinion or any other form of assurance on them.


                                                 /s/ Lawrence B. Goodman
                                                 ------------------------------
                                                 Lawrence B. Goodman & Co. P.A.
                                                 Certified Public Accountants

Fair Lawn, New Jersey
January 27, 1999

                    NORTH SHORE CAPITAL MANAGEMENT CORP. AND

                          NORTH RIDGE SECURITIES CORP.

                             COMBINED BALANCE SHEET

                               SEPTEMBER 30, 1998

                                   (UNAUDITED)

                                     ASSETS


CURRENT ASSETS
  Cash                                                 $155,369
  Commissions receivable                                463,963
  Prepaid expenses                                        5,600
                                                       --------
    Total current assets                                                $624,932

EQUIPMENT
  Office furniture and equipment                        153,396
  Less: Accumulated depreciation                        101,071
                                                       --------
    Net equipment                                                         52,325

OTHER ASSETS
  Security deposits                                                       37,994
                                                                        --------
           Total Assets                                                 $715,251
                                                                        ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accrued expenses                                     $477,550
  Income taxes payable                                   20,616
                                                       --------
    Total current liabilities                                           $498,166

STOCKHOLDERS' EQUITY
  Capital stock                                          14,000
  Retained earnings                                     203,085
                                                       --------
    Total stockholders' equity                                           217,085
                                                                        --------
     Total Liabilities and Stockholders' Equity                         $715,251
                                                                        ========

See accountant's compilation report and notes to the financial statements.

                    NORTH SHORE CAPITAL MANAGEMENT CORP. AND

                          NORTH RIDGE SECURITIES CORP.

               COMBINED STATEMENT OF INCOME AND RETAINED EARNINGS

                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998

                                   (UNAUDITED)


INCOME
  Commission income                                 $1,352,633
  Interest income                                          785
                                                    ----------
    Total income                                                      $1,353,418

OPERATING EXPENSES
  Commissions                                        1,012,454
  Advertising, promotions and seminars                  23,647
  Automobile and travel                                  6,964
  Depreciation                                           3,697
  Dues and subscriptions                                 4,661
  Entertainment                                          6,947
  Regulatory fees and licenses                           3,686
  Occupancy costs                                       36,056
  Insurance                                             14,063
  Payroll taxes                                          4,338
  Officers' salaries                                    62,500
  Office salaries                                       44,863
  Telephone                                             12,621
  Postage                                                3,430
  Professional and consulting fees                       9,540
  Office expenses                                       12,598
                                                    ----------
    Total operating expenses                                           1,262,065
                                                                      ----------

Income before provision for Federal and
  State income taxes                                                      91,353
Provision for Federal and State income taxes                              24,205
                                                                      ----------

Net income                                                                67,148

Retained earnings - beginning                                            135,937
                                                                      ----------

Retained earnings - ending                                            $  203,085
                                                                      ==========

See accountant's compilation report and notes to the financial statements.

                    NORTH SHORE CAPITAL MANAGEMENT CORP. AND

                          NORTH RIDGE SECURITIES CORP.

                        COMBINED STATEMENT OF CASH FLOWS

                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998

                                   (UNAUDITED)



Cash flows from operating activities:

Net income
                                                                      $  67,148

Adjustments to reconcile net income to net
  cash used by operating activities:
  Depreciation                                     $   3,697
Changes in assets and liabilities:
  Increase in commissions receivable                    (236)
  Decrease in prepaid expenses                        10,505
  Increase in accrued expenses                        30,561
  Increase in income taxes payable                     8,840
                                                   ---------
    Total adjustments                                                    53,367
                                                                      ---------

Net cash provided by operating activities                               120,515

Cash flows from investing activities:
  Purchase of office furniture and equipment                             (3,250)
                                                                       ---------
Net increase in cash                                                    117,265

Cash at beginning of year                                                38,104
                                                                      ---------

Cash at end of year                                                   $ 155,369
                                                                      =========

SUPPLEMENTAL CASH FLOW INFORMATION
    Interest paid                                                     $      --
                                                                      =========
    Income taxes paid                                                 $  15,365
                                                                      =========


   See accountant's compilation report and notes to the financial statements.

                    NORTH SHORE CAPITAL MANAGEMENT CORP. AND

                       NORTH RIDGE SECURITIES CORPORATION

                      NOTES TO COMBINED FINANCIAL STATEMENT

                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998

                                   (UNAUDITED)


DESCRIPTION OF BUSINESS

         North Shore Capital Management Corp. sells insurance products and provides services for North Ridge Securities Corp. North Ridge Securities Corp. is a broker-dealer subject to the rules and regulations of the National Association of Securities Dealers (NASD) and Securities Investor Protection Corporation (SIPC). Their place of business is located at 1895 Walt Whitman Road, Melville, New York 11747-3031.

SIGNIFICANT ACCOUNTING POLICIES

         COMBINED FINANCIAL STATEMENTS

         All inter-company transactions have been eliminated.

         REVENUE RECOGNITION

         Revenue is recognized in the period it is earned.

         COMMISSIONS RECEIVABLE

         Commissions receivable are carried without provision for uncollectible amounts in that management deems them to be fully collectible.

         EQUIPMENT

         Equipment is carried at cost, less accumulated depreciation computed on the straight-line method over the estimated useful lives of the assets.

         USE OF ESTIMATES

         The presentation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from these estimates.

CAPITAL STOCK

         The authorized issued and outstanding shares of common stock without par value, as of September 30, 1998 were as follows:

                  NORTH SHORE CAPITAL MANAGEMENT CORP.
                           Authorized                                  2,500,000
                                                                   =============
                           Issued and outstanding                      2,500,000
                                                                   =============

                  NORTH RIDGE SECURITIES CORP.
                           Authorized                                        300
                                                                   =============
                           Issued and outstanding                            250
                                                                   =============

         The changes to authorized shares was approved by the board of directors.

INCOME TAXES

         The income tax provision consists entirely of current taxes as follows:

                           Federal                   $15,698
                           State                       8,507
                                                   ---------
                                                     $24,205
                                                   =========
LEASES

         North Shore Capital Management Corp. leases space from R-Three Investors. The monthly rent at September 30, 1998 was $10,505. The lease expires on February 28, 2002. The monthly rent increases to $10,894 on March 1, 1999 to $11,221 on March 1, 2000 and to $11,558 on
         March 1, 2001.

         Minimum future rental payments under this lease in excess of one year as of September 30, 1998 are:

                 1999                   $128,783
                 2000                    133,017
                 2001                    137,011
                 2002                     55,790
                                        --------
                                        $454,601
                                        ========

                      NORTH SHORE CAPITAL MANAGEMENT CORP.

                                       AND

                       NORTH RIDGE SECURITIES CORPORATION

                          COMBINED FINANCIAL STATEMENTS

                               JUNE 30, 1998 AND 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS


To The Board of Directors of
North Shore Capital Management Corp. and
North Ridge Securities Corp.
1895 Walt Whitman Road
Melville, New York 11747-3031

We have audited the accompanying combined balance sheets of North Shore Capital Management Corp. and North Ridge Securities Corp., as of June 30, 1998 and 1997, and the related combined statements of income, retained earnings, and combined statements of cash flows for the years then ended. These financial statements are the responsibility of the Company=s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of North Shore Capital Management Corp. and North Ridge Securities Corp. as of June 30, 1998 and 1997, and the results of their operations and their cash flows for the years then ended, in conformity with generally accepted accounting principles.


                                            /s/ Lawrence B. Goodman
                                            ------------------------------
                                            Lawrence B. Goodman & Co. P.A.
                                            Certified Public Accountants

Fair Lawn, New Jersey
July 17, 1998

                    NORTH SHORE CAPITAL MANAGEMENT CORP. AND

                          NORTH RIDGE SECURITIES CORP.

                             COMBINED BALANCE SHEETS

                             JUNE 30, 1998 AND 1997


                                     ASSETS

                                                  1998             1997

CURRENT ASSETS
  Cash                                          $ 38,104         $ 41,954
  Commissions receivable                         463,727          278,506
  Prepaid expenses                                16,105               --
                                                --------         --------
    Total current assets                         517,936          320,460
                                                --------         --------


EQUIPMENT
  Office furniture and equipment                 150,146          110,725
  Less: Accumulated depreciation                  97,374           64,359
                                                --------         --------
    Net equipment                                 52,772           46,366
                                                --------         --------
OTHER ASSETS
  Security deposits                               37,994           39,809
                                                --------         --------
           Total Assets                         $608,702         $406,635
                                                ========         ========


                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accrued expenses                              $446,989         $301,024
  Income taxes payable                            11,776            1,833
                                                --------         --------
    Total current liabilities                    458,765          302,857
                                                --------         --------

STOCKHOLDERS' EQUITY
  Capital stock                                   14,000           14,000
  Retained earnings                              135,937           89,778
                                                --------         --------
   Total stockholders' equity                    149,937          103,778
                                                --------         --------
    Total Liabilities and Stockholders' Equity  $608,702         $406,635
                                                ========         ========


          See accountant's opinion and notes to financial statements.

                    NORTH SHORE CAPITAL MANAGEMENT CORP. AND

                          NORTH RIDGE SECURITIES CORP.

               COMBINED STATEMENTS OF INCOME AND RETAINED EARNINGS

                   FOR THE YEARS ENDED JUNE 30, 1998 AND 1997


                                                   1998         1997

INCOME
  Commission income                             $6,016,439   $4,904,600
  Interest income                                    6,606        6,052
                                                ----------   ----------
    Total income                                 6,023,045    4,910,652
                                                ----------   ----------

OPERATING EXPENSES
  Commissions                                    4,328,510    3,421,324
  Advertising, promotions and seminars              39,848       29,102
  Automobile and travel                             75,136       28,778
  Depreciation                                      33,015       30,923
  Dues and subscriptions                            16,651       18,956
  Entertainment                                     28,399       24,344
  Regulatory fees and licenses                      30,055       21,846
  Occupancy costs                                  125,478      114,201
  Insurance                                         99,526       98,509
  Payroll taxes                                     34,824       30,764
  Officers' salaries                               711,417      699,733
  Office salaries                                  141,825      105,097
  Telephone                                         56,180       50,172
  Postage                                           33,133       34,367
  Professional and consulting fees                  94,080       56,557
  Office expenses                                  109,133      122,436
                                                ----------   ----------
    Total operating expenses                     5,957,210    4,887,109
                                                ----------   ----------

Income before provision for Federal and
 State income taxes                                 65,835       23,543


Provision for Federal and State income taxes        19,676        8,168
                                                ----------   ----------

Net income                                          46,159       15,375


Retained earnings - beginning                       89,778       74,403
                                                ----------   ----------

Retained earnings - ending                      $  135,937   $   89,778
                                                ==========   ==========


          See accountant's opinion and notes to financial statements.

                    NORTH SHORE CAPITAL MANAGEMENT CORP. AND

                          NORTH RIDGE SECURITIES CORP.

                        COMBINED STATEMENTS OF CASH FLOWS

                   FOR THE YEARS ENDED JUNE 30, 1998 AND 1997


                                                      1998               1997
Cash flows from operating activities:

Net income                                         $  46,159          $  15,375
                                                   ---------          ---------

Adjustments to reconcile net income to net
  cash used by operating activities:
  Depreciation                                        33,015             30,923
Changes in assets and liabilities:
  Increase in commissions receivable                (185,221)           (48,259)
  Increase in prepaid expenses                       (16,105)                --
  Decrease in security deposits                        1,815                 --
  Increase in accrued expenses                       145,965             37,080
  Increase in income taxes payable                     9,943              2,397
                                                   ---------          ---------
    Total adjustments                                (10,588)            22,141
                                                   ---------          ---------
Net cash used by operating activities                 35,571             37,516

Cash flows from investing activities:
  Purchase of office furniture and equipment         (39,421)           (33,499)
                                                   ---------          ---------
Net increase (decrease) in cash                       (3,850)             4,017

Cash at beginning of year                             41,954             37,937
                                                   ---------          ---------

Cash at end of year                                $  38,104             41,954
                                                   =========          =========


SUPPLEMENTAL CASH FLOW INFORMATION
    Interest paid                                  $      --          $      --
                                                   =========          =========
    Income taxes paid                              $   9,733          $   6,336
                                                   =========          =========

          See accountant's opinion and notes to financial statements.

                    NORTH SHORE CAPITAL MANAGEMENT CORP. AND

                       NORTH RIDGE SECURITIES CORPORATION

                     NOTES TO COMBINED FINANCIAL STATEMENTS

                   FOR THE YEARS ENDED JUNE 30, 1998 AND 1997


DESCRIPTION OF BUSINESS

         North Shore Capital Management Corp. sells insurance products and provides services for North Ridge Securities Corp. North Ridge Securities Corp. is a broker-dealer subject to the rules and regulations of the National Association of Securities Dealers (NASD) and Securities Investor Protection Corporation (SIPC). Their place of business is located at 1895 Walt Whitman Road, Melville, New York 11747-3031.

SIGNIFICANT ACCOUNTING POLICIES

         COMBINED FINANCIAL STATEMENTS

         All inter-company transactions have been eliminated.

         REVENUE RECOGNITION

         Revenue is recognized in the period it is earned.

         COMMISSIONS RECEIVABLE

         Commissions receivable are carried without provision for uncollectible amounts in that management deems them to be fully collectible.

         EQUIPMENT

         Equipment is carried at cost, less accumulated depreciation computed on the straight-line method over the estimated useful lives of the assets.

         USE OF ESTIMATES

         The presentation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from these estimates.

CAPITAL STOCK

         The authorized issued and outstanding shares of common stock without par value, as of June 30, 1998 and 1997, were as follows:


                                                    1998          1997

            NORTH SHORE CAPITAL MANAGEMENT CORP.
                     Authorized                   2,500,000      2,000,000
                                                 ==========    ===========
                     Issued and outstanding       2,500,000      1,850,000
                                                 ==========    ===========

            NORTH RIDGE SECURITIES CORP.
                     Authorized                         300            200
                                                 ==========    ===========
                     Issued and outstanding             250            200
                                                 ==========    ===========

         The changes to authorized shares was approved by the board of directors.

INCOME TAXES

         The income tax provision consists entirely of current taxes as follows:

                                             1998            1997

                 Federal                  $  6,182          $3,307
                 State                      13,494           4,861
                                          --------          ------
                                           $19,676          $8,168
                                          ========          ======

LEASES

         North Shore Capital Management Corp. leases space from R-Three Investors. The monthly rent at June 30, 1998 and 1997 is $10,505 and $10,116, respectively. The lease expires on February 28, 2002. The monthly rent increases to $10,894 on March 1, 1999 to $11,221 on March 1, 2000 and to $11,558 on March 1, 2001.

         Minimum future rental payments under this lease in excess of one year as of June 30, 1998 and 1997 are:

                                           1998                 1997

                  1998                   $      -            $ 122,944
                  1999                    127,613              127,613
                  2000                    132,032              132,032
                  2001                    135,996              135,996
                  2002                     92,462               92,462
                                         --------            ---------
                                         $488,103             $611,047
                                         ========            =========

                      GILMAN & CIOCIA, INC. & SUBSIDIARIES
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               SEPTEMBER 30, 1998

                                                                                    North Shore
                                                                                      Capital
                                                                                    Management
                                                                                      Corp &
                                                                                    North Ridge
                                                          Gilman & Ciocia, Inc. &   Securities
                                                                    Subsidiaries       Corp.        Adjustments       Pro Forma
                                                                    ------------       -----        -----------       ---------
           ASSETS

CURRENT ASSETS:
     Cash and cash equivalents                                         $ 589,000     $ 155,000                $ -       $ 744,000
     Marketable securities                                               116,000             -                            116,000
     Accounts receivable, net                                          2,334,000       464,000                  -       2,798,000
     Receivables from related parties, current portion                   494,000             -                            494,000
     Prepaid expenses and other current assets, net                    1,623,000         6,000                          1,629,000
     Deferred tax assets, current portion                                 85,000             -                             85,000
                                                                    -------------  ------------     --------------  --------------

        Total current assets                                           5,241,000       625,000                  -       5,866,000

Property and equipment, net                                            1,858,000        52,000                          1,910,000
Intangible assets, net                                                 1,639,000             - (1)      5,083,000       6,722,000
Receivables from related parties, net of current portion                 770,000             -                            770,000
Deferred tax assets                                                       67,000             -                             67,000
Other assets                                                             420,000        38,000                            458,000
                                                                    -------------  ------------     --------------  --------------

        Total assets                                                 $ 9,995,000     $ 715,000        $ 5,083,000    $ 15,793,000
                                                                    =============  ============     ==============  ==============
        LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Loan payable, bank                                                 $ 50,000           $ - (2)    $ 3,000,000     $ 3,050,000
     Due to former shareholders of acquired companies                    558,000             - (3)      2,250,000       2,808,000
     Accounts payable and accrued expenses                               490,000       477,000 (4)         50,000       1,017,000
     Income taxes payable                                                      -        21,000                             21,000
                                                                    -------------  ------------     --------------  --------------
        Total current liabilities                                      1,098,000       498,000          5,300,000       6,896,000

STOCKHOLDERS' EQUITY                                                   8,897,000       217,000 (5)       (217,000)      8,897,000
                                                                    -------------  ------------     --------------  --------------
        Total liabilities and stockholders' equity                   $ 9,995,000     $ 715,000        $ 5,083,000    $ 15,793,000
                                                                    =============  ============     ==============  ==============


In preparing the pro forma consolidated balance sheet as of September 30, 1998, adjustments were made to the historical financial statements to reflect:

(1)   goodwill resulting from the acquisition,
(2) an increase in bank debt, pertaining to the portion of the purchase price financed,
(3) due to former shareholders, pertaining to the portion of the purchase price paid with the proceeds of the October 1998 warrant exercise,
(4)   an increase in accounts payable, pertaining to the acquisition costs, and
(5)   net assets acquired.

                      GILMAN & CIOCIA, INC. & SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                            YEAR ENDED JUNE 30, 1998

                                                                North Shore
                                                                  Capital
                                                                Management
                                                                  Corp &
                                                                North Ridge
                                       Gilman & Ciocia, Inc. &  Securities
                                                Subsidiaries       Corp.        Adjustments       Pro Forma
                                                ------------       -----        -----------       ---------
Revenues                                        $ 28,533,000     $ 6,016,000     $        -   $ 34,549,000

Selling, general and administrative expenses      25,130,000       5,957,000 (1)    203,000     31,290,000
                                                -------------    ------------    -----------  -------------
Operating income                                   3,403,000          59,000       (203,000)     3,259,000

Other income (expenses)                               15,000           7,000 (2)   (278,000)      (256,000)
                                                -------------    ------------    -----------  -------------
Income before income taxes (benefit)               3,418,000          66,000       (481,000)     3,003,000

Income  taxes (benefit)                            1,407,000          20,000 (3)   (111,000)     1,316,000
                                                -------------    ------------    -----------  -------------
Net income                                       $ 2,011,000        $ 46,000     $ (370,000)   $ 1,687,000
                                                =============    ============    ===========  =============
Income per share of common stock                      $ 0.32                                        $ 0.27
                                                =============                                 =============
Weighted average shares outstanding                6,315,345                                     6,315,345
                                                =============                                 =============


In preparing the pro forma unaudited consolidated statement of income for the year ended June 30, 1998, adjustments were made to the historical financial statements to reflect:

(1) amortization expense ($203,000) resulting from the amortization of goodwill over 25 years,

(2)   interest expense ($278,000) resulting from the bank loan, and

(3)   the income tax benefit of the interest expense ($111,000).

                      GILMAN & CIOCIA, INC. & SUBSIDIARIES
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      THREE MONTHS ENDED SEPTEMBER 30, 1998


                                                                North Shore
                                                                  Capital
                                                                Management
                                                                  Corp &
                                                                North Ridge
                                       Gilman & Ciocia, Inc. &  Securities
                                                Subsidiaries       Corp.        Adjustments       Pro Forma
                                                ------------       -----        -----------       ---------

Revenues                                        $ 5,764,000     $ 1,352,000             $ -    $ 7,116,000

Selling, general and administrative expenses      6,004,000       1,262,000 (1)      51,000      7,317,000
                                                ------------ ---------------    ------------ --------------

Operating income (loss)                            (240,000)         90,000         (51,000)      (201,000)

Other income (expenses)                              32,000           1,000 (2)     (69,000)       (36,000)
                                                ------------ ---------------    ------------ --------------

Income (loss) before income taxes (benefit)        (208,000)         91,000        (120,000)      (237,000)

Income  taxes (benefit)                             (85,000)         24,000 (3)     (28,000)       (89,000)
                                                ------------ ---------------    ------------ --------------

Net income (loss)                                $ (123,000)       $ 67,000       $ (92,000)    $ (148,000)
                                                ============ ===============    ============ ==============

Loss per share of common stock                      $ (0.02)                                       $ (0.03)
                                                ============                                 ==============

Weighted average shares outstanding               5,395,598                                      5,395,598
                                                ============                                 ==============


In preparing the pro forma unaudited consolidated statement of operations for the three months ended September 30, 1998, adjustments were made to the historical financial statements to reflect:

(1) amortization expense ($51,000) resulting from the amortization of goodwill over 25 years,

(2)   interest expense ($69,000) resulting from the bank loan, and

(3)   the income tax benefit of the interest expense ($28,000).